Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

 | | Preliminary Proxy Statement

 |X| Definitive Proxy Statement

 | | Definitive Additional Materials

 | | Soliciting Material Pursuant to Paragraph 240.14a-11(c) or 240.14a-12


                  Sterling Financial Corporation
         (Name of Registrant as Specified In Its Charter)

                          John E. Stefan
             (Name of Person Filing Proxy Statement)



                                                                March 27, 1998


Dear Shareholder:

      The 1998 Annual Meeting of Shareholders of Sterling Financial Corporation (the "Corporation") will be held at 9:00 a.m. on Tuesday, April 28, 1998, at the Willow Valley Family Resort and Conference Center, 2416 Willow Street Pike, Lancaster, Pennsylvania. You are cordially invited to attend the Annual Meeting as well as a continental breakfast which will be held in the Palm Court at the Resort and Conference Center at 8:00 a.m.

      In addition to the election of four Class of 2001 Directors, shareholders are being asked to consider the proposal to ratify the selection of Trout, Ebersole & Groff as the Corporation's certified public accountants. The formal Notice of Annual Meeting, Proxy Statement and Proxy card are enclosed herewith. The 1997 Annual Report of Sterling Financial Corporation is also enclosed. I hope you will take the opportunity to review the material contained in the Annual Report, which reflects a successful year in 1997.

      It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. I urge you to sign and date the enclosed Proxy and return it in the enclosed envelope as soon as possible. If you do attend the meeting and wish to vote in person, you must give written notice to the Secretary of the Corporation so that your Proxy will be superseded by any ballot that you submit at the meeting.

      Please indicate on the enclosed business reply card whether or not you plan to attend the breakfast and return it to Sterling Financial Corporation.

      I look forward to seeing you at the breakfast and Annual Meeting.


                                    Sincerely,


                                    John E. Stefan
                                    Chairman of the Board,
                                    President and Chief Executive Officer



             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON APRIL 28, 1998

TO THE SHAREHOLDERS OF STERLING FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of Sterling Financial Corporation (the "Corporation") will be held at the Willow Valley Family Resort and Conference Center, 2416 Willow Street Pike, Lancaster, Pennsylvania, on Tuesday, April 28, 1998 at 9:00 a.m., prevailing time, for the purpose of considering and voting upon the following matters:


      1. ELECTION OF DIRECTORS. To elect four Class of 2001 directors to serve for a three-year term until their successors are elected and qualified.

      2. SELECTION OF AUDITORS. To ratify the selection of Trout, Ebersole & Groff as the corporation's independent certified public accountants for the year ending December 31, 1998.

      3. OTHER BUSINESS. To consider and vote upon such other business as may properly be brought before the meeting and any adjournment or post-ponement thereof.

      Only those shareholders of record at the close of business on March 13, 1998, shall be entitled to notice of and to vote at the meeting.

      It is requested that you promptly sign the enclosed Proxy and return it in the enclosed postpaid envelope. You are cordially invited to attend the meeting. Your Proxy is revocable and may be withdrawn at any time by giving written notice to the Secretary of the Corporation before it is voted at the meeting or by executing a later dated Proxy and giving written notice to the Secretary of the Corporation.

      A copy of the 1997 Annual Report of Sterling Financial Corporation is enclosed.



                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    John E. Stefan
                                    Chairman of the Board,
                                    President and Chief Executive Officer


Lancaster, Pennsylvania
March 27, 1998
                         PROXY STATEMENT

              Dated and to be mailed March 27, 1998

                  STERLING FINANCIAL CORPORATION
                    101 NORTH POINTE BOULEVARD
               LANCASTER, PENNSYLVANIA  17601-4133
                          (717) 581-6030

                  ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON APRIL 28, 1998

                        TABLE OF CONTENTS

                                                                      PAGE
GENERAL..................................................................1

  Introduction...........................................................1
  Date, Time and Place of Meeting........................................1
  Shareholders Entitled to Vote..........................................1
  Purpose of Meeting.....................................................1
  Solicitation of Proxies................................................1
  Revocability and Voting of Proxies.....................................2
  Quorum and Voting of Shares............................................2
  Principal Holders......................................................4
  Beneficial Ownership of Executive Officers, Directors and Nominees.....5
  Shareholder Proposals..................................................6
  Recommendations of the Board of Directors..............................7

INFORMATION CONCERNING ELECTION OF DIRECTORS.............................7

  General Information....................................................7
  Information about Nominees and Continuing Directors....................8
  Meetings and Committees of the Board of Directors.....................10
  Officers and Executive Officers.......................................11
  Executive Compensation................................................13
  Compensation of Directors.............................................21
  Transactions with Directors and Executive Officers....................22

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.................22

RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS...23

ADDITIONAL INFORMATION..................................................23

OTHER MATTERS...........................................................23

                             GENERAL

Introduction

      On June 30, 1987, The First National Bank of Lancaster County became a wholly-owned subsidiary of Sterling Financial Corporation (sometimes referred to herein as the "Corporation"), a Pennsylvania business corporation based in Lancaster, Pennsylvania and organized for the purpose of becoming a bank holding company. As of that date, the shareholders of The First National Bank of Lancaster County became shareholders of Sterling Financial Corporation. At the same time, The First National Bank of Lancaster County changed its name to Bank of Lancaster County, N.A. (hereinafter referred to as "Bank of Lancaster County" or the "Bank"). The meeting to which this Proxy Statement relates will be the eleventh Annual Meeting of the shareholders of Sterling Financial Corporation.

      The principal executive office of the Corporation is located at 101 North Pointe Boulevard, Lancaster, Pennsylvania 17601-4133. The telephone number for the Corporation is (717) 581-6030. All inquiries should be directed to Ronald
L. Bowman, Vice President/Secretary of the Corporation.

Date, Time and Place of Meeting

      The regular Annual Meeting of the shareholders of Sterling Financial Corporation will be held on Tuesday, April 28, 1998 at 9:00 a.m. at the Willow Valley Family Resort and Conference Center, 2416 Willow Street Pike, Lancaster, Pennsylvania.

Shareholders Entitled to Vote

      Shareholders of record at the close of business on March 13, 1998 shall be entitled to vote at the meeting.

Purpose of Meeting

      The shareholders will be asked to consider and vote upon the following matters at the meeting: (1) to elect four Class of 2001 directors to serve for a three-year term, (2) to vote upon a proposal to ratify the selection of Trout, Ebersole & Groff as the Corporation's independent certified public accountants for the year ending December 31, 1998, and (3) to consider and vote upon such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

Solicitation of Proxies

      This Proxy Statement and the enclosed form of proxy (the "Proxy")are being furnished to shareholders of the Corporation on or about March 27, 1998 in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Corporation for use at the Annual Meeting of shareholders to be held at 9:00 a.m. on Tuesday, April 28, 1998, and any adjournments or postponements thereof.

      The expense of soliciting proxies will be borne by the Corporation. In addition to the use of the mails, directors, officers and employees of the Corporation and the Bank of Lancaster County may, without additional compensation, solicit proxies personally, by telephone, by telegraph, or by telecopier.

Revocability and Voting of Proxies

     The execution and return of the enclosed Proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any Proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Ronald L. Bowman, Secretary of the Corporation, or by executing a later dated Proxy and giving written notice thereof to the Secretary of the Corporation at any time before the Proxy is voted at the meeting. Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the four nominees identified in this Proxy Statement and FOR the proposal to ratify the selection of independent certified public accountants for the year ending December 31, 1998. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any Proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Sterling Financial Corporation.

      Shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan will be voted in accordance with the instructions of each shareholder as set forth in his/her Proxy. If a shareholder who participates in the Dividend Reinvestment and Stock Purchase Plan does not return a Proxy, the shares held for his/her account by the Plan Agent will not be voted.

      Shares held for the account of employees who participate in the Employees Stock Plan will be voted by the Plan Trustee in accordance with the instructions of each participant as set forth in the separate Proxy sent to him/her with respect to his/her Employees Stock Plan shares. Shares with respect to which a separate Employees Stock Plan Proxy is not returned will be voted by the Plan Trustee in the same proportion as shares with respect to which voting instructions have been received.

Quorum and Voting of Shares

      At the close of business on March 13, 1998, which is the record date for determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof, the Corporation had outstanding 6,159,006 shares of common stock, par value $5.00 per share (the "Common Stock"). There is no other class of stock authorized or outstanding. As of the record date, 66,022 shares of Common Stock were held by the Trust Department of the Bank of Lancaster County as sole fiduciary, which shares represent in the aggregate approximately 1.07 percent of the shares outstanding and will be voted FOR the election of the four nominees identified in this Proxy Statement and FOR the proposal to ratify the selection of independent certified public accountants.

      A majority of the outstanding Common Stock present in person or by Proxy constitutes a quorum for the conduct of business. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws of the Corporation. In the case of the election of directors, the candidates receiving the greatest number of votes shall be elected to the Board of Directors. A majority of the votes cast at a meeting at which a quorum is present is required in order to ratify the selection of auditors.

      Under Pennsylvania law and the Bylaws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

      Assuming the presence of a quorum, the four nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

      Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the selection of independent auditors. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against such ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each such matter by reducing the total number of shares voted from which the required majority is calculated.

Principal Holders

      To the knowledge of the Corporation, no person owned of record or beneficially on February 27, 1998 more than five percent of the outstanding Common Stock, except as follows:

                      Name and Address           Amount and
                        of Beneficial        Nature of Beneficial     Percent
Title of Class              Owner                Ownership(1)         of Class

Common Stock,         Howard E. Groff
$5.00 par value       111 E. State Street
per share             Quarryville, PA 17566         716,302(2)          11.63%


Common Stock,         Bank of Lancaster
$5.00 par value       County Employees Stock
per share             Plan c/o Trust
                      Department
                      101 North Pointe Boulevard
                      Lancaster, PA  17601-4133     528,490(3)           8.58%
________________________

(1) Beneficial ownership of shares of the common stock of the Corporation is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person shall be deemed to own any stock which he, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or direct the disposition of the stock, or has the right to acquire beneficial ownership within 60 days after March 13, 1998.

(2)   Mr. Groff holds sole voting and investment power on 714,777 shares.

(3) Shares held for the account of Plan participants are voted by the Plan Trustee in accordance with the instructions given by the individual participants.

Beneficial Ownership of Executive Officers, Directors and Nominees

      The following table sets forth as of February 27, 1998, the amount and percentage of the Common Stock beneficially owned by each director, each nominee, each named executive officer and all executive officers, directors and nominees of the Corporation as a group.

  Name of
Individual                           Amount and
or Identity                     Nature of Beneficial               Percent of
 of Group                         Ownership(1)(2)                   Class (3)

Richard H. Albright, Jr.               33,972(4)                       ---
Robert H. Caldwell                      5,386(5)                       ---
Howard E. Groff, Jr.                   24,939(6)                       ---
Joan R. Henderson                       1,173(7)                       ---
J. Robert Hess                         84,122(8)                      1.36%
Calvin G. High                         17,093(9)                       ---
J. Roger Moyer, Jr.                    33,806(10)                      ---
E. Glenn Nauman                        35,467(11)                      ---
Jere L. Obetz                          17,205(12)                      ---
William K. Poole                        3,246(13)                      ---
John E. Stefan                        135,367(14)                     2.20%
Glenn R. Walz                           8,357(15)                      ---

All Executive Officers,
Directors and Nominees
as a Group (17 persons)               449,648                         7.29%
________________________

(1) Beneficial ownership of shares of the common stock of the Corporation is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person shall be deemed to own any stock which he, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or direct the disposition of the stock, or has the right to acquire beneficial ownership within 60 days after March 13, 1998. Unless otherwise indicated in a footnote appearing below, all shares reported in the table above are owned directly by the reporting person.

(2)   Rounded to the nearest whole share.

(3)   Less than one percent (1%) unless otherwise indicated.
(4) Includes 1,840 shares owned jointly with spouse, 6,787 owned directly by spouse, 4,287 shares owned by spouse as custodian for children and 10,000 shares owned by Albright Family Enterprises, L.P. of which Dr. Albright is a general partner.

(5)   Includes 705 shares owned directly by spouse.

(6) Includes 4,227 shares owned directly by spouse and 10,873 shares owned as custodian for children.

(7) Includes 11 shares owned jointly with spouse and 280 shares owned directly by spouse.

(8) Includes 27,693 shares owned jointly with spouse, 4,316 shares owned directly by spouse, 13,017 shares owned as custodian for children and 14,964 shares owned in trust for the benefit of grandchildren.

(9)   Includes 12,898 shares owned jointly with spouse.

(10) Includes 25,994 shares held by Trustee under the Employees Stock Plan, 1,249 shares owned jointly with spouse, 14 shares owned directly by spouse, 1,433 shares owned directly by children and 3,575 shares owned directly by mother for whom Mr. Moyer holds power of attorney and with respect to which Mr. Moyer shares voting and investment power. Mr. Moyer disclaims beneficial ownership of shares owned directly by his children. Mr. Moyer has the right to acquire an additional 5,000 shares pursuant to the exercise of stock options.

(11) Includes 33,072 shares owned directly by spouse and 853 shares owned directly by mother.

(12) Includes 14,039 shares held by Trustee under the Employees Stock Plan and 2,333 shares owned directly by spouse. Mr. Obetz disclaims beneficial ownership of shares owned directly by his spouse.
      Mr. Obetz has the right to acquire an additional 4,417 shares pursuant to the exercise of stock options.

(13) Includes 2,413 shares held by Trustee under the Employees Stock Plan. Mr. Poole has the right to acquire an additional 4,667 shares pursuant to the exercise of stock options.

(14) Includes 46,498 shares held by Trustee under the Employees Stock Plan, 2,602 shares owned jointly with spouse, 48,000 shares owned directly by spouse, and 11,000 shares owned directly by child. Mr. Stefan disclaims beneficial ownership of shares owned directly by his spouse. Mr. Stefan has the right to acquire an additional 10,300 shares pursuant to the exercise of stock options.

(15) Includes 6,601 shares owned directly by spouse and 200 shares owned as custodian for children.


Shareholder Proposals

      Shareholder proposals intended to be presented at the 1999 Annual Meeting must be received at the administrative headquarters of Sterling Financial Corporation at 101 North Pointe Boulevard, Lancaster, Pennsylvania not later than Monday, November 30, 1998 in order to be included in the proxy statement and proxy form to be prepared by the Corporation in connection with the 1999 Annual Meeting.

Recommendations of the Board of Directors

      The Board of Directors recommends that the shareholders vote FOR the election of the four nominees identified in this Proxy Statement and FOR the proposal to ratify the selection of independent certified public accountants for the year ending December 31, 1998.


           INFORMATION CONCERNING ELECTION OF DIRECTORS


General Information

      The Bylaws of the Corporation provide that the Board of Directors shall consist of not less than one nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years, so that the term of office of one class of directors shall expire at the Annual Meeting each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

      A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until his/her successor is elected and shall have qualified. There is a mandatory retirement provision in the Bylaws that states that the office of a director shall be considered vacant at the Annual Meeting of shareholders next following his/her attaining the age of 70 years.

      The Board of Directors has presently fixed the number of directors at ten. There are four directors whose terms of office will expire at the 1998 Annual Meeting. There are six continuing directors whose terms of office will expire at the 1999 or 2000 Annual Meeting, respectively. The Board of Directors proposes to nominate the following four persons for election to the Board of Directors for the term specified:

               Nominees for Class of 2001 Directors
                    For a Term of Three Years
                     Richard H. Albright, Jr.
                       Howard E. Groff, Jr.
                          John E. Stefan
                          Glenn R. Walz

      Each of the above nominees is presently a director of the Corporation and also a director of the Bank of Lancaster County.

      In the event that any of the foregoing nominees are unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of the Corporation may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

      Section 2.3 of the Bylaws of the Corporation requires that nominations, other than those made by or on behalf of the existing management of the Corporation, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or received at the principal executive office of the Corporation not less than 90 days prior to the anniversary date of the immediately preceding meeting of shareholders of the Corporation called for the election of directors. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination was not made in accordance with the Bylaws, he shall so declare at the Annual Meeting and the defective nomination shall be disregarded.

Information about Nominees and Continuing Directors

      Information concerning the four persons to be nominated for election to the Board of Directors of Sterling Financial Corporation at the 1998
Annual Meeting and concerning the six continuing directors is set forth in the table that appears below:

                                                    Principal Occupation
                                                    for the Past 5 years
                                                    and Position held with
                              Director               the Corporation and
   Name and Age               Since(1)             Bank of Lancaster County

              Class of 2001 - Nominees - For a Term of Three Years


Richard H. Albright, Jr.        1985               Dentist, Specialist,
(55)                                               Practice Limited to
                                                   Orthodontics

Howard E. Groff, Jr.            1988               Vice President, Howard E.
(51)                                               Groff Co. (fuel oil sales
                                                   and service)

John E. Stefan                  1979               Chairman of the Board,
(58)                                               President and Chief
                                                   Executive Officer of
                                                   Sterling Financial
                                                   Corporation since 1994;
                                                   President and Chief
                                                   Executive Officer from 1987
                                                   to 1994; and Chairman of
                                                   the Board, President and
                                                   Chief Executive Officer of
                                                   Bank of Lancaster County
                                                   since 1994; President and
                                                   Chief Executive Officer
                                                   from 1979 to 1994

Glenn R. Walz                   1988               President, Walz, Deihm,
(51)                                               Geisenberger, Bucklen &
                                                   Tennis, P.C. (Certified
                                                   Public Accountants); Vice
                                                   Chairman of the Board,
                                                   Sterling Financial
                                                   Corporation and
                                                   Bank of Lancaster County

               Class of 1999 - Continuing Directors

Joan R. Henderson               1995               President, J.R. Henderson &
(55)                                               Associates, Inc. (Corporate
                                                   Event Planning and Fund
                                                   Raising)

Calvin G. High                  1976               Senior Vice President, High
(65)                                               Industries, Inc. (Real
                                                   Estate and Construction
                                                   Group); Partner, High
                                                   Properties



E. Glenn Nauman                 1976               Retired Chairman of the Board
(65)                                               and retired Director,
                                                   Nauman Construction
                                                   (building contractor)

                       Class of 2000 - Continuing Directors

Robert H. Caldwell             1991                Retired Senior Executive
(67)                                               Vice President and
                                                   Director, Armstrong World
                                                   Industries, Inc.
                                                   (manufacturer, building
                                                   materials, home furnishings
                                                   and industrial specialties)

J. Robert Hess                  1971               President, B&E Realty;
(67)                                               President, Hessco
                                                   Construction Co.; Partner,
                                                   Sycamore Industrial Park;
                                                   Broker and Partner,
                                                   Kingsway Realty

J. Roger Moyer, Jr.             1994               Executive Vice President
(49)                                               and Assistant Secretary of
                                                   Sterling Financial
                                                   Corporation since 1994;
                                                   Vice President from 1987 to
                                                   1994; and Executive Vice
                                                   President and Assistant
                                                   Secretary of Bank of
                                                   Lancaster County since
                                                   1994; Senior Vice
                                                   President/Chief
                                                   Administrative Officer from
                                                   1985 to 1994
________________________


(1) Includes service as a Director of Bank of Lancaster County, N.A.



Meetings and Committees of the Board of Directors

      The Board of Directors of the Corporation has a standing Audit Committee but does not have a standing Nominating Committee or Compensation Committee. The Bank of Lancaster County has a standing Audit Committee and Compensation Committee. The Bank of Lancaster County does not have a standing Nominating Committee. The Compensation Committee of the Bank of Lancaster County has been acting on behalf of the Corporation and will continue to do so until the Corporation appoints a committee.

      Members of the Audit Committee of the Corporation and the Bank of Lancaster County during 1997 were Richard H. Albright, Jr., Chairman, and Messrs. High, Nauman and Walz. The principal duties of the Audit Committee include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending annually to the Board of Directors the engagement of an independent certified public accountant. The Audit Committee met five times during 1997.

      Members of the Compensation Committee of the Bank of Lancaster County during 1997 were Robert H. Caldwell, Chairman and Messrs. Hess, High, Nauman and Walz. The principal duties of the Compensation Committee include the establishment of policies dealing with various compensation plans for the Bank of Lancaster County and the Corporation. In addition, the Committee makes recommendations to the Board with respect to the compensation paid to senior executives. The Committee also oversees personnel matters. The Compensation Committee met six times during 1997.

      The Board of Directors of the Corporation met six (6) times during 1997 and the Board of Directors of the Bank met thirteen (13) times during 1997. All directors attended at least seventy-five percent (75%) or more of the meetings of the Boards of Directors of the Corporation and of the Bank and of the various committees of the Boards on which they served, except Robert H. Caldwell, who attended 67% of the meetings of the Corporation and 80% of the meetings of the Bank.

Officers and Executive Officers

      The following persons are the officers and executive officers of the
Corporation:

                                         Office Held with the Corporation and
                                            Bank of Lancaster County and
      Name                    Age                  Term in Office

John E. Stefan                58        Chairman of the Board, President and
                                        Chief Executive Officer of Sterling
                                        Financial Corporation since 1994;
                                        President and Chief Executive Officer
                                        of Sterling Financial Corporation from
                                        1987 to 1994 and Chairman of the
                                        Board, President and Chief Executive
                                        Officer of the Bank of Lancaster
                                        County since 1994; President and Chief
                                        Executive Officer from 1979 to 1994.

J. Roger Moyer, Jr.           49        Executive Vice President and Assistant
                                        Secretary of Sterling Financial
                                        Corporation since 1994; Vice President
                                        of Sterling Financial Corporation from
                                        1987 to 1994 and Executive Vice
                                        President and Assistant Secretary of
                                        the Bank of Lancaster County since
                                        1994; Senior Vice President/Chief
                                        Administrative Officer from 1985 to
                                        1994.

Jere L. Obetz                 49        Senior Vice President/Treasurer and
                                        Chief Financial Officer of Sterling
                                        Financial Corporation since 1995;
                                        Vice President/Treasurer and Chief
                                        Financial Officer of Sterling
                                        Financial Corporation from 1994 to
                                        1995; Vice President of Sterling
                                        Financial Corporation from 1987 to
                                        1994 and Executive Vice President/Chief
                                        Financial Officer of the Bank of
                                        Lancaster County since December 1997;
                                        Senior Vice President/Chief Financial
                                        Officer from 1992 to 1997.

Ronald L. Bowman              54        Vice President/Secretary of Sterling
                                        Financial Corporation since 1994;
                                        Secretary/Treasurer of Sterling
                                        Financial Corporation from 1987 to
                                        1994 and Vice President/Corporate
                                        Financial Secretary of the Bank of
                                        Lancaster County since 1995; Vice
                                        President/Comptroller from 1971 to 1995.

Nancy H. Draude               40        Vice President of Sterling Financial
                                        Corporation since 1987 and Vice
                                        President/Marketing of the Bank of
                                        Lancaster County since 1984.

Beverly Wise Hill             38        Vice President of Sterling Financial
                                        Corporation since 1993 and Senior Vice
                                        President/Human Resources of the Bank
                                        of Lancaster County since 1995; Vice
                                        President/Human Resources from 1992 to
                                        1995.

Donald L. Neff                46        Vice President of Sterling Financial
                                        Corporation since 1988 and Senior
                                        Vice President/Operations of the Bank
                                        of Lancaster County since 1992.

Sharon K. Owens               37        Vice President of Sterling Financial
                                        Corporation since 1993; Director of
                                        Audit of Sterling Financial Corporation
                                        from 1989 to 1993 and Vice President/
                                        Audit of the Bank of Lancaster County
                                        since 1992.

William K. Poole              37        Vice President of Sterling Financial
                                        Corporation since 1994 and Executive
                                        Vice President/Chief Lending
                                        Officer of the Bank of Lancaster
                                        County since December 1997;
                                        Senior Vice President/Chief Lending
                                        Officer from 1995 to 1997; Vice
                                        President/Senior Commercial
                                        Loan Officer from 1991 to 1995.

________________________

Executive Compensation

      The officers of the Corporation do not receive any additional compensation for their services as such, beyond the compensation paid to them as officers of the Bank of Lancaster County. Shown below is information concerning annual and long-term compensation for services in all capacities to the Corporation and to the Bank of Lancaster County for the fiscal years ended December 31, 1997, 1996 and 1995 to those persons who were, at December 31, 1997, (i) the Chief Executive Officer and (ii) the other most highly compensated executive officers of the Corporation to the extent that such person's annual salary and bonus exceeded $100,000:

                          Summary Compensation Table
                                                         Long Term Compensation
                             Annual Compensation           Awards         Payouts
                             -------------------           ------         -------
                                            Other              Securities
Name and                                    Annual  Restricted Underlying             All Other
Principal                                   Compen-     Stock   Options/     LTIP      Compen-
Position              Year  Salary  Bonus   sation     Awards    SAR's      Payouts    sation(2)
-------------------------------------------------------------------------------------------------
John E. Stefan        1997  $261,747 $53,619   (1)      none      6,300        none       $5,021
 Chairman of the      1996   254,114  64,961   (1)      none      6,000        none        5,032
 Board, President     1995   242,008  60,585   (1)      none       none        none        5,285
 and Chief Executive
 Officer of Sterling
 Financial
 Corporation and
 Bank of Lancaster
 County, N.A.

J. Roger Moyer, Jr.   1997  $141,945 $23,601   (1)       none     3,000        none       $5,854
 Executive Vice       1996   134,630  26,294   (1)       none     3,000        none        5,890
 President of         1995   123,823  25,033   (1)       none      none        none        5,757
 Sterling Financial
 Corporation and
 Bank of Lancaster
 County, N.A.

Jere L. Obetz         1997   $99,923 $17,019   (1)       none     2,750        none       $2,732
 Senior Vice          1996    94,432  19,079   (1)       none     2,500        none        2,841
 President/Chief      1995    87,100  18,358   (1)       none      none        none        2,728
 Financial Officer of
 Sterling Financial
 Corporation and
 Executive Vice
 President/Chief
 Financial Officer of
 Bank of Lancaster
 County, N.A.

William K. Poole      1997    86,342  14,570   (1)        none    3,000        none        2,354
 Vice President of    1996    80,982  16,191   (1)        none    2,500        none        2,400
 Sterling Financial   1995    68,501  14,298   (1)        none     none        none        2,071
 Corporation and
 Executive Vice
 President/Chief
 Lending Officer of
 Bank of Lancaster
 County, N.A.
________________________

(1) Perquisites and other personal benefits which do not exceed the lesser of $50,000 or 10% of total annual salary and bonus are not disclosed.

(2)   Includes $3,673, $3,779 and $3,928 for Mr. Stefan, $3,673, $3,779 and
      $3,776 for Mr. Moyer, $2,732, $2,841 and $2,728 for Mr. Obetz and $2,354,
      $2,400 and $2,071 for Mr. Poole for 1997,1996 and 1995, respectively, pursuant to the Employees Stock Plan performance incentive feature of the Plan as described on pages 18 and 19 of this Proxy Statement. Also included is the benefit of $1,348, $1,253 and $1,357 for Mr. Stefan and $2,181, $2,111 and $1,981 for Mr. Moyer for 1997, 1996 and 1995,
      respectively, in the form of employer-provided automobile usage.


Option Exercises and Fiscal Year-End Values

     Shown below is information with respect to options granted in the last fiscal year to purchase the Corporation's Common Stock under the Stock Incentive Plan to the named officers of the Corporation and the Bank of Lancaster County and held by them at December 31, 1997.

              Option/SAR Grants in Last Fiscal Year

                                                                               Potential
                                                                          Realizable Value at
                                                                             Assumed Annual
                                                                          Rates of Stock Price
                                                                               Appreciation
                       Individual Grants                                     For Option Term
                                 % of Total
                                Options/SARs
                     Options/    Granted to   Exercise or
                       SARs     Employees in  Base Price   Expiration
     Name           Granted(#)  Fiscal Year     ($/Sh)        Date            5% ($)    10% ($)
John E. Stefan        6,300(1)     17.1%       $29.06(2)    12/15/07        $115,137   $291,779
J. Roger Moyer, Jr.   3,000(1)      8.2%        29.06(2)    12/15/07          54,827    138,942
Jere L. Obetz         2,750(1)      7.5%        29.06(2)    12/15/07          50,258    127,364
William K. Poole      3,000(1)      8.2%        29.06(2)    12/15/07          54,827    138,942

(1) These options granted December 15, 1997, and under the terms of the Stock Incentive Plan, are exercisable one third per year for three years commencing on December 15, 1998.

(2) The base price of the grant is adjustable in the event of any change in the number of issued and outstanding shares of stock which results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the Corporation.

Aggregated Option Exercises and Fiscal Year-End Values

     Shown below is information with respect to all exercises of stock options awarded to the named officers during the last fiscal year and the fiscal year-end option values for each named executive officer under the Stock Incentive Plan and held by them at December 31, 1997.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

                                                Number of Securities     Value of Unexercised
                                               Underlying Unexercised        In-the-money
                                                 Options/SARs at           Options/SARs at
                                                 Fiscal Year-End(#)       Fiscal Year-end($)(1)
                  Shares Acquired    Value
     Name          On Exercise(#) Realized($) Exercisable/Unexercisable Exercisable/Unexercisable
John E. Stefan          ---           ---            2,000/10,300            $14,566/$45,027
J. Roger Moyer, Jr.     ---           ---            1,000/5,000              $7,283/$22,135
Jere L. Obetz           ---           ---              833/4,417              $6,067/$19,079
William K. Poole        ---           ---              833/4,667              $6,067/$19,710

(1) Market value of underlying securities based on the average of the average of the closing bid and ask quotations for five (5) trading days immediately preceding December 31, 1997, minus the exercise price.


  Board Compensation Committee Report on Executive Compensation

         Role of the Compensation Committee and Compensation Philosophy

      The objectives of the Compensation Committee are to establish the Corporation's compensation philosophy and to monitor compensation programs and related practices for conformity with that philosophy. The Compensation Committee believes that the Corporation should maintain a competitive compensation structure with a strong emphasis toward paying for an employee's contribution and performance. Therefore, the financial interests of the shareholders are served by closely aligning, particularly for executive management, year end financial results with an employee's reward for performance. Accordingly, the Committee and the Corporation adhere to the concept of pay-for-performance thus increasing the opportunity to maximize shareholder value.

      The compensation of the Corporation's and the Bank's top executives is reviewed and approved annually by the Board of Directors. The top executives whose compensation is determined by the Committee include the President and Chief Executive Officer, all Executive Vice Presidents, all Senior
Vice Presidents and all senior management employees.   As a guideline for
review in determining competitive base salaries, the Committee uses information from salary survey sources from Pennsylvania banks with assets from $500 million to $1 billion, as well as peer banks located in the surrounding geographic region. Many local competitors, which are represented in the above peer groups, share similar performance results to the Bank of Lancaster County. These peer group banks have been utilized because of common industry issues and competition for the same executive talent. The peer group used as a guideline for review in determining executive compensation is not the same peer group that appears in the Shareholder
Return Performance Graph.

      The Compensation Committee is comprised of five non-employee directors who are listed below. The Committee met six times during 1997.

CEO Compensation

      The Board of Directors has determined that the Chief Executive Officer's 1997 compensation of $315,366, comprised of $261,747 in base annual salary and $53,619 in bonus is appropriate in light of the following 1997 Corporation performance accomplishments: (1) a 6.02 percent increase in net income; (2) a
14.89 percent return on equity; and (3) a 10.66 percent increase in assets. While there is no direct correlation between the increase in Chief Executive Officer base salary and the above criteria, the Compensation Committee did review 1996 Corporate performance, as well as the peer bank comparisons mentioned previously, in order to recommend a
3.0 percent increase in base salary over the previous year. The Chief Executive Officer's annual performance incentive (bonus) is tied directly to the organizations's performance results by rewarding
Mr. Stefan for growth in the Corporation's net income, return on shareholder equity and efficiency ratio goals. Mr. Stefan's total bonus of $53,619 represents a decrease of 17.5 percent from the total bonus paid in 1996.

     In addition, Mr. Stefan was awarded an incentive stock option. This option to purchase 6,300 shares of Corporation Stock is listed in the table on page 14. In addition, the Incentive Stock Option program itself is described on page 18.


Executive Officer Compensation

      Base salary ranges for executive positions are determined by evaluating the responsibilities of the positions, required skills and experiences and the average compensation paid for similar positions within peer banks of similar asset size and within the Corporation's geographic market region. Annual base salary increases were determined by the Committee based on its subjective analysis of the individual's contribution to the Corporation's strategic goals and objectives, and by taking into account any additional or new responsibilities assumed by the individual in connection with promotions or organizational changes. In determining whether strategic goals and objectives have been achieved, the Board of Directors considers among numerous factors the following:
the Corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the performance and increases in base salary were measured in light of these factors, there is no direct correlation between any specific criterion and the employees' base compensation, nor is there any specific weight provided to any such criteria in the Committee's analysis. The determination by the Committee is subjective after review of all information, including the above, it deems relevant.

      The executive officers of the Corporation and the Bank have an annual management incentive bonus tied directly to the Corporation's performance results. Similar to the Chief Executive Officer, the executive officers' bonuses are directly dependent upon the organization's growth in net income, return on shareholder equity and the Corporation's efficiency ratio. In addition, executive officers have been awarded incentive stock options to encourage ownership in the Corporation and provide continued focus on enhancing shareholder value. The Incentive Stock Option program is described on page 18.

      In addition to base salary and the management incentive bonus, executive officers of the Corporation and the Bank may participate currently in the following annual and long-term incentive plans:

                  Bank of Lancaster County, N.A.
                       Employees Stock Plan

      Total compensation opportunities available to the employees of the Bank are influenced by general labor market conditions, the specific responsibilities of the individual and the individual's contributions to the Corporation's success. Individuals are reviewed annually on an anniversary year basis. The Bank strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry, as well as those within the Corporation's and the Bank's reasonable market area. Through these compensation policies, the Corporation strives to meet its strategic goals and objectives to its constituencies and to provide compensation that is fair and meaningful to its employees.


                              Compensation Committee
                              Robert H. Caldwell, Chairman
                              J. Robert Hess
                              Calvin G. High
                              E. Glenn Nauman
                              Glenn R. Walz


               Shareholder Return Performance Graph

      Set forth below is a line graph comparing the yearly dollar change in the cumulative total shareholder return on the Corporation's common stock against the cumulative total return of the S&P 500 Stock Index and the Peer Group
Index for the period of five fiscal years commencing January 1, 1993 and ending December 31, 1997. The shareholder return shown on the graph below is not necessarily indicative of future performance.

         Comparison of Five-Year Cumulative Total Return

Sterling Financial Corporation Common Stock, S&P 500 & Peer Group Indices

                            1992     1993     1994     1995     1996    1997

  ACNB Corp.               100.00   146.12   114.12   142.45   136.48   207.38
  CNB Financial Corp.      100.00   104.40   134.52   138.04   175.37   204.58
  Citizens & Northern Corp.100.00   164.90   182.82   210.59   269.68   378.30
  Drovers Bancshares Corp. 100.00   128.46   134.53   165.44   183.89   321.98
  First West Chester Corp. 100.00   116.07   120.24   163.59   184.18   271.50
  Franklin Financial
   Services Corp.          100.00   157.60   159.63   196.67   238.44   384.64
  Hanover Bancorp Inc.     100.00   143.63   171.07   178.85   183.60   229.62
  Penn Security Bank
   & Trust Co.             100.00   133.23   172.18   178.50   192.60   256.45
  Penns Woods Bancorp Inc. 100.00   172.72   206.48   241.85   299.63   479.88
  PennRock Financial
   Services Corp.          100.00   146.97   216.92   154.86   153.88   193.08

  Peer Group Total       1,000.00 1,414.10 1,612.51 1,770.84 2,017.74 2,927.41
  Peer Group Index         100.00   141.41   161.25   177.08   201.77   292.74

  Sterling Financial Corp. 100.00   157.92   208.38   213.12   204.27   254.37

  S & P 500                100.00   110.02   111.51   153.26   188.36   251.12
  S & P 500 Index          100.00   110.02   111.51   153.26   188.36   251.12
________________________

(1) The Peer Group for which information appears above includes the following companies: ACNB Corporation; CNB Financial Corporation; Citizens and Northern Corporation; Drovers Bancshares Corporation; First West Chester Corporation; Franklin Financial Services Corporation; Hanover Bancorp, Inc.; Penn Security Bank and Trust Company; PennRock Financial Services Corporation; Penns Woods Bancorp, Inc.; and Sterling Financial Corporation. These companies were selected based on four criteria: total assets between $268 million and $845 million; market capitalization greater than $61 million; headquarters located in Pennsylvania; and not quoted on NASDAQ. This is the same Peer Group as 1996.

                    1996 Stock Incentive Plan

     The Corporation maintains the Sterling Financial Corporation 1996 Stock Incentive Plan (the "Stock Incentive Plan") which was approved by the shareholders of the Corporation at the 1997 Annual Meeting. The purpose of the Stock Incentive Plan is to advance the development, growth and financial condition of the Corporation and its subsidiaries by providing incentives through participation in the appreciation of capital stock of the Corporation in order to secure, retain and motivate personnel responsible for the operation and management of the Corporation and its subsidiaries.

     The Stock Incentive Plan is administered by a committee consisting only of non-employee directors (the "Committee"). Persons eligible to receive awards under the Stock Incentive Plan are those key officers and other management employees of the Corporation and its subsidiaries as determined by the Committee. There were 36,750 options granted during 1997 and 31,350 options granted during 1996. No options were exercised during 1997 or 1996.
At December 31, 1997, there were 431,900 shares reserved for future grants under the Stock Incentive Plan.

                   Employees Stock Plan/401(k)

      The Bank of Lancaster County maintains an Employees Stock Plan (the "Plan") which was approved by the shareholders in 1982. All employees of the Bank of Lancaster County who have attained the age of 18, have completed one year of service and worked at least 1,000 hours per year are eligible to participate in the Plan. Outside Directors are not eligible to participate in the Plan. Employees of Town & Country, Inc., a wholly-owned subsidiary of the Bank of Lancaster County participate only in the salary deferral feature of the Plan.

      The Plan has two components, a salary deferral feature and a performance incentive feature. Under the salary deferral feature of the Plan, a participant may make voluntary contributions to the Plan each year of between two percent and ten percent of compensation. The Bank of Lancaster County will make a matching contribution equal to 25 percent of each participant's voluntary contributions, up to the first six percent.
Under the performance incentive feature of the Plan, the Bank of Lancaster County contributes to the Plan each year an amount determined by the Board of Directors on the basis of the achievement by the Bank of Lancaster County of certain performance objectives; contributions to the Plan may not exceed the amount which is deductible under the Internal Revenue Code.
Contributions made by the Bank of Lancaster County to the Plan pursuant to the performance incentive feature are allocated to participants who are employees of Bank of Lancaster County in the same proportion that each participant's compensation bears to the aggregate compensation of all participants.

     During 1997, the plan was amended to allow participants to defer their contributions to five different investment alternatives. Previously, all contributions to this Plan were invested in Sterling Financial Corporation Stock. In addition to Corporation stock, as of July 1, 1997, participants can elect to diversify their contributions in increments of 5 percent to models with the following investment objectives:

               Guaranteed Principal
               Fixed Income
               Growth and Income
               Growth (Equity)

The Corporation's matching contributions and the performance incentive feature continue to be made in Sterling Financial Corporation Stock. In addition, as of January 1, 1998, all participants can elect to diversify their existing holdings in the pre-tax employee deferral account (those contributions made after January 1,1995) into the four different models. Those participants who are over age 55 and have ten years of participation in the plan can elect to diversify up to 25% of their entire post 1987 account balance in accordance with Internal Revenue Code Section 401(a)(28).

      Voluntary contributions to the Plan are fully vested at all times. Matching contributions and contributions made by the Bank of Lancaster County to the Plan vest at the rate of 20 percent per year for each year of service. In general terms, benefits under the Plan may be paid to participants upon retirement, termination of employment, disability or death. A participant may under certain circumstances make earlier withdrawals (to the extent of his/her interest in the Plan attributable to voluntary contributions made by him/her) upon a showing of financial hardship.

                           Pension Plan

      The Bank of Lancaster County Pension Plan (the "Plan") is a qualified non-contributory defined benefit pension plan that provides retirement benefits to employees of the Bank of Lancaster County and to employees of Town & Country, Inc., a wholly-owned subsidiary of the Bank of Lancaster County. All employees who have completed one year of service, work at least 1,000 hours per year and who have attained the age of 21 are eligible to participate in the Plan. Outside directors do not participate in the Plan. Employees become
100 percent vested upon the completion of five years of service. Contributions to the Plan are made by the Bank of Lancaster County and are determined actuarially.

      Benefits under the Plan (which are not integrated with Social Security benefits) are based upon average monthly compensation (determined on the basis of the highest five consecutive years' base compensation preceding retirement) and years of credited service.
For purposes of determining benefits payable under the Plan, the term "compensation" is defined to mean base salary only and does not include overtime pay or bonuses. Compensation paid to Messrs. Stefan, Moyer, Obetz, and Poole during 1997 and covered by the Plan was $160,000, $141,945, $99,923, and $86,342 respectively. As of December 31, 1997, Messrs. Stefan, Moyer, Obetz and Poole had accrued 18, 20, 26, and 13 years of credited service, respectively, under the Plan for benefit accrual purposes.

      The following table indicates, for purposes of illustration, the approximate annual retirement benefit that would be payable under the Plan, in the form of a straight life annuity with 120 months' certain period, at age 65, under various assumptions as to average annual compensation and years of credited service. The benefit amounts set forth below are not subject to further deduction for Social Security or other offset amounts. Under the Internal Revenue Code of 1986, as amended, the maximum annual retirement benefit that may be paid in the form of a straight life annuity with 120 months' certain period under a qualified defined benefit plan such as the Plan is $109,390 (subject to adjustment based upon increases in the Consumer Price Index). In addition, salary in excess of $160,000 (effective in the year 1997) is disregarded in determining a participant's retirement benefit pursuant to regulations of the Internal Revenue Service.

              Average
               Annual
            Compensation                Years of Credited Service
                                 10            20          30           40
              $100,000        $15,000       $30,000     $45,000      $60,000
               125,000         18,750        37,500      56,250       75,000
               150,000         22,500        45,000      67,500       90,000
               175,000         24,000        48,000      72,000       96,000
               200,000         24,000        48,000      72,000       96,000
               225,000         24,000        48,000      72,000       96,000
               250,000         24,000        48,000      72,000       96,000
               275,000         24,000        48,000      72,000       96,000
               300,000         24,000        48,000      72,000       96,000
________________________

                   Retirement Restoration Plan

     Bank of Lancaster County adopted a Restoration Plan during 1996 for any officer whose compensation exceeded $160,000. The plan is designed to "restore" the level of benefits lost to these employees under certain qualified retirement plans because of Internal Revenue Code restrictions.

     The plan is designed to mirror the provisions set forth in the qualified retirement plans available to all Bank of Lancaster County employees--the defined benefit pension plan, and the employee stock or 401(k) plan.
The plan allows for the calculation of benefits on an officer's salary in excess of $160,000. The effective date of the Plan is May 1, 1996.

                       Employment Agreement

      In April of 1983, the Bank of Lancaster County entered into a five year employment agreement (the "Employment Agreement") with John E. Stefan under the terms of which the Bank engaged Mr. Stefan as its President and Chief Executive Officer. Unless previously terminated or unless notice of intention not to renew is given by either party, the Employment Agreement is subject to automatic renewal for additional terms of five years each. The Employment Agreement may be terminated by the Bank of Lancaster County: (i) without cause, in which case Mr. Stefan is entitled to receive his then current salary for the unexpired balance of the term of the Employment Agreement; or (ii) with cause, in which case Mr. Stefan's right to receive salary and benefits under the Employment Agreement terminates as of the effective date of termination. In the event of any change in control of the Corporation or the Bank of Lancaster County, the right of the Bank of Lancaster County to terminate the Employment Agreement without cause expires and the term of the Employment Agreement is extended automatically. The obligations of the Bank of Lancaster County under the Employment Agreement have been jointly and severally assumed by the Corporation.

Compensation of Directors

     The directors of the Corporation do not receive any additional compensation for their services as such, beyond the compensation paid to them as directors of the Bank of Lancaster County. All directors of the Corporation are directors of the Bank. Directors who are also salaried officers of the Corporation or the Bank do not receive any fees for board or committee meetings. Each member of the Board of Directors of the Bank was paid the sum of $2,125 for attendance at the meetings of the Board during the first quarter of 1997. This was based on an annual fee of $8,500.
In addition, each director was paid $275 for each meeting attended of a committee of which he or she is a member.

     In April 1997, the yearly fees for directors were changed. All directors will receive 200 shares of Sterling Financial Corporation common stock and an amount paid in cash equal to the value of the stock received. The stock will be issued by July 15th of each year and will be valued at the same price as established for the Dividend Reinvestment Plan as of July 1st of each year. In addition, each director shall receive $100 for each meeting attended of a committee of which he or she is a member. Committee chairs will receive $150 for each meeting attended. The cash portion of the director fee is based on attendance at official board meetings of at least 75% of the meetings held during a calendar year.
If a director attends less than 75% of the scheduled meetings held, the fees will be reduced by $425. The value of the stock received in July 1997 was $5,100 based on $25.50 per share. Therefore, the yearly cash portion of director fees was set at $5,100 for the period beginning April 1, 1997. As before, fees are not paid to directors who are also salaried officers of the Corporation or the Bank. In the aggregate, the value of the stock and fees paid to directors during 1997 was $102,950.

Transactions with Directors and Executive Officers

      Some of the directors and executive officers of the Corporation and the companies with which they are associated were customers of and had banking transactions with the Bank of Lancaster County during 1997. All loans and loan commitments made to such persons and to the companies with which they are associated were made in the ordinary course of bank business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that similar transactions will be entered into by the Bank of Lancaster County in the future.

      The Bank of Lancaster County entered into a lease agreement (the "Lease Agreement") in 1984 with High Properties, under the terms of which High Properties constructed and leased to the Bank of Lancaster County a building at 525 Greenfield Road, Lancaster, Pennsylvania. The building was occupied in October of 1984 and served as the administrative headquarters of the Corporation and the Bank of Lancaster County until August 1995. Bank of Lancaster County has also maintained a branch office in this building since October
1984 and continues to maintain a branch office at this location.
The term of the lease is 15 years and is subject to renewal. The monthly rent is $12,331.70. Total rent payments of $147,980.40 were paid by the Bank of Lancaster County to High Properties during 1997 pursuant to the Lease Agreement. On January 10, 1997, a sublease agreement was signed under the terms of which Bank of Lancaster County will sublease to High Employee Services, Ltd. 4,424 square feet of this building.
The term of the lease is two years and eight months to coincide with the original lease expiration date on this building. Total rent to be received over this period of time is $159,264. Efforts are being made to secure tenants for the additional available space in this building.
Calvin G. High, a director of the Corporation and the Bank of Lancaster County, is a partner in High Properties. High Associates, Ltd., a division of High Industries, Inc., was paid $20,146 in 1997 in connection with various services performed. Calvin G. High, a director of the Corporation and the Bank of Lancaster County is Senior Vice President of High Industries.

                     SECTION 16(a) BENEFICIAL
                  OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and shareholders owning in excess of 10 percent of the Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation with the Securities and Exchange Commission. Based on a review of copies of such reports received by it, and on the statements of the respective reporting person, the Corporation believes that all Section 16(a) filing requirements were complied with in a timely fashion, with the exception of
Mr. E. Glenn Nauman who inadvertently did not timely file a Form 4 reporting two transactions, during 1997.

                   RATIFICATION OF SELECTION OF
             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Board of Directors of the Corporation has selected the firm of Trout, Ebersole & Groff as independent certified public accountants to audit the books, records and accounts of the Corporation and the Bank of Lancaster County for the year 1998, subject to ratification by vote of a majority of the shares of Common Stock represented at the 1998 Annual Meeting. Trout, Ebersole & Groff has served as independent certified public accountants for the Corporation and its predecessor, the Bank of Lancaster County, since 1979. In the event that the shareholders do not ratify the selection of Trout, Ebersole & Groff, the selection of independent certified public accountants will be reconsidered and made by the Board of Directors.

      A representative of Trout, Ebersole & Groff is expected to be present at the 1998 Annual Meeting and will be given an opportunity to make a statement if he should so desire and to be available to respond to appropriate questions.

      The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Trout, Ebersole & Groff as independent certified public accountants for the fiscal year ending December 31, 1998.


                      ADDITIONAL INFORMATION

      A COPY OF THE ANNUAL REPORT OF THE CORPORATION ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST ADDRESSED TO RONALD L. BOWMAN, VICE PRESIDENT/SECRETARY, STERLING FINANCIAL
CORPORATION, 101 NORTH POINTE BOULEVARD,
LANCASTER, PENNSYLVANIA  17601-4133.

                          OTHER MATTERS

      The Board of Directors of the Corporation knows of no matters other than those discussed in this Proxy Statement that will be presented at the 1998 Annual Meeting. However, if any other matters are properly brought before the meeting, any Proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of the Corporation.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    JOHN E. STEFAN
                                    Chairman of the Board,
                                    President and
                                    Chief Executive Officer

Lancaster, Pennsylvania
March 27, 1998




                            P R O X Y

                  ANNUAL MEETING OF SHAREHOLDERS
                   To Be Held On April 28, 1998

                  STERLING FINANCIAL CORPORATION
                            101 North Pointe Boulevard
                Lancaster, Pennsylvania 17601-4133


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints Mary W. Wentz and Thomas Wright, and each or any of them, as proxies, with full power of substitution, to represent and vote, all of the shares of STERLING FINANCIAL CORPORATION common stock held of record by the undersigned on March 13, 1998, at the Annual Meeting of the shareholders to be held at the Willow Valley Family Resort and Conference Center, 2416 Willow Street Pike, Lancaster, Pennsylvania, on Tuesday,
April 28, 1998, at 9:00 a.m. prevailing time, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if personally present thereat, as indicated on the reverse side of this card.

      This Proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Nominees listed in Proposal 1 and FOR Proposal 2.

      This proxy also confers authority as to other business as may properly come before the meeting and any adjournment or postponement thereof.
The Board of Directors at present knows of no other business to be brought before this meeting, but if any other business is brought before the meeting, the shares represented by this Proxy will be voted in accordance with the recommendations of the management of Sterling Financial Corporation.

      The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 27, 1998, and hereby revoke(s) all other proxies heretofore given by the undersigned in connection with this meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN IF YOU ELECT TO ATTEND THE MEETING, GIVE WRITTEN NOTIFICATION TO THE SECRETARY OF THE CORPORATION AND VOTE IN PERSON.

      Please mark your
      votes as in this
      example.

                                               Nominees:
1. ELECTION OF CLASS OF  FOR  WITHHELD                           2.  PROPOSAL TO RATIFY THE SELECTION   FOR AGAINST  ABSTAIN
   2001 DIRECTORS TO                    Richard H. Albright, Jr.     OF TROUT, EBERSOLE & GROFF AS THE
   SERVE FOR A THREE-                   Howard E. Groff, Jr.         CORPORATION'S INDEPENDENT CERTIFIED
   YEAR TERM                            John E. Stefan               PUBLIC ACCOUNTANTS FOR THE YEAR
                                        Glenn R. Walz                ENDING DECEMBER 31, 1998.



INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below:





SIGNATURE(S)                                                                    DATE                         ,1998

Please sign exactly as your name appears hereon.  If stock is jointly held, each joint owner should sign.
If signing for a corporation or a partnership, or as attorney or fiduciary, indicate your full title.  If more than one fiduciary is involved, all should sign.